Exhibit 21.1

LIST OF SUBSIDIARIES

The following are subsidiaries of Apollo Global Management, LLC as of March 21, 2011 and the jurisdictions in which they are organized.

Entity Name	Jurisdiction of Organization
A/A Capital Management, LLC	Delaware
A/A Investor I, LLC	Delaware
AAA Associates, L.P.	Guernsey
AAA Guernsey Limited	Guernsey
AAA Holdings GP Limited	Guernsey
AAA Holdings, L.P.	Guernsey
AAA Life Re Carry, L.P.	Cayman Islands
AAA MIP Limited	Guernsey
ACC Advisors A/B, LLC	Delaware
ACC Advisors C, LLC	Delaware
ACC Advisors D, LLC	Delaware
ACC Management, LLC	Delaware
ACREFI Management, LLC	Delaware
AEM GP, LLC	Delaware
AGM India Advisors Private Limited	India
AGRE - DCB, LLC	Delaware
AGRE - E Legacy Management, LLC	Delaware
AGRE - E2 Legacy Management, LLC	Delaware
AGRE Asia Pacific Legacy Management, LLC	Delaware
AGRE Asia Pacific Management, LLC	Delaware
AGRE CMBS GP II LLC	Delaware
AGRE CMBS GP LLC	Delaware
AGRE CMBS Management II LLC	Delaware
AGRE CMBS Management LLC	Delaware
AGRE Europe Legacy Management, LLC	Delaware
AGRE Europe Management, LLC	Delaware
AGRE GP Holdings, LLC	Delaware
AGRE NA Legacy Management, LLC	Delaware
AGRE NA Management, LLC	Delaware
AGRE U.S. Real Estate Advisors GP, LLC	Delaware
AGRE U.S. Real Estate Advisors, L.P.	Delaware
AGRE U.S. Real Estate Management, LLC	Delaware
AIF III Management, LLC	Delaware
AIF V Management, LLC	Delaware
AIF VI Management, LLC	Delaware
AIF VII Management, LLC	Delaware
ALM Loan Funding 2010-1, LLC	Delaware
ALM Loan Funding 2010-3, Ltd.	Cayman Islands
AMH-L Company, LLC	Delaware
AMI (Holdings), LLC	Delaware
AMI (Luxembourg) S.a.r.l.	Luxembourg
AP Alternative Assets, L.P.	Guernsey
AP AOP VII Transfer Holdco, LLC	Delaware
AP CM, LLC	Delaware
AP Transport LLC	Delaware
AP TSL Funding, LLC	Delaware
APH HFA Holdings GP, Ltd	Cayman Islands
APH HFA Holdings, L.P.	Cayman Islands
APH I (SUB I), Ltd	Cayman Islands
APH III (SUB I), Ltd	Cayman Islands
APO (FC), LLC	Anguilla
APO Asset Co., LLC	Delaware
APO Corp.	Delaware
Apollo Achilles Co-Invest GP, LLC	Anguilla
Apollo Administration GP Ltd.	Cayman Islands
Apollo Advisors (Mauritius) Ltd.	Mauritius
Apollo Advisors IV, L.P.	Delaware
Apollo Advisors V (EH Cayman), L.P.	Cayman Islands
Apollo Advisors V (EH), LLC	Anguilla
Apollo Advisors V, L.P.	Delaware
Apollo Advisors VI (APO DC), L.P.	Delaware
Apollo Advisors VI (APO DC-GP), LLC	Delaware
Apollo Advisors VI (APO FC), L.P.	Cayman Islands
Apollo Advisors VI (APO FC-GP), LLC	Anguilla
Apollo Advisors VI (EH), L.P.	Cayman Islands
Apollo Advisors VI (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VI, L.P.	Delaware
Apollo Advisors VII (APO DC), L.P.	Delaware

Entity Name	Jurisdiction of Organization
Apollo Advisors VII (APO DC-GP), LLC	Delaware
Apollo Advisors VII (APO FC), L.P.	Cayman Islands
Apollo Advisors VII (APO FC-GP), LLC	Anguilla
Apollo Advisors VII (EH), L.P.	Cayman Islands
Apollo Advisors VII (EH-GP), Ltd.	Cayman Islands
Apollo Advisors VII, L.P.	Delaware
Apollo AGRE USREF Co-Investors (B), LLC	Delaware
Apollo AIE II Co-Investors (B), L.P.	Cayman Islands
Apollo ALS Holdings II GP, LLC	Delaware
Apollo Alternative Assets GP Limited	Cayman Islands
Apollo Alternative Assets, L.P.	Cayman Islands
Apollo Anguilla B LLC	Anguilla
Apollo Asia Administration, LLC	Delaware
Apollo Asia Advisors, L.P.	Delaware
Apollo Asia Capital Management, LLC	Delaware
Apollo Asia Management GP, LLC	Delaware
Apollo Asia Management, L.P.	Delaware
Apollo Asian Infrastructure Management, LLC	Delaware
Apollo Capital Management GP, LLC	Delaware
Apollo Capital Management IV, Inc.	Delaware
Apollo Capital Management V, Inc.	Delaware
Apollo Capital Management VI, LLC	Delaware
Apollo Capital Management VII, LLC	Delaware
Apollo Capital Management, L.P.	Delaware
Apollo CKE GP, LLC	Delaware
Apollo COF I Capital Management, LLC	Delaware
Apollo COF II Capital Management, LLC	Delaware
Apollo COF Investor, LLC	Delaware
Apollo Co-Investors Manager, LLC	Delaware
Apollo Co-Investors VI (D), L.P.	Delaware
Apollo Co-Investors VI (DC-D), L.P.	Delaware
Apollo Co-Investors VI (EH-D), LP	Anguilla
Apollo Co-Investors VI (FC-D), LP	Anguilla
Apollo Co-Investors VII (D), L.P.	Delaware
Apollo Co-Investors VII (DC-D), L.P.	Delaware
Apollo Co-Investors VII (EH-D), LP	Anguilla
Apollo Co-Investors VII (FC-D), L.P.	Anguilla
Apollo Commodities Management GP, LLC	Delaware
Apollo Commodities Management, L.P.	Delaware
Apollo Commodities Partners Advisors, L.P.	Delaware
Apollo Commodities Partners Fund Administration, LLC	Delaware
Apollo Commodities Partners Management, LLC	Delaware
Apollo Commodities Trading Fund, L.P.	Delaware
Apollo Credit Advisors I, LLC	Delaware
Apollo Credit Advisors II, LLC	Delaware
Apollo Credit Capital Management, LLC	Delaware
Apollo Credit Co-Invest II GP, LLC	Delaware
Apollo Credit Co-Invest II, L.P.	Delaware
Apollo Credit Liquidity Advisors, L.P.	Delaware
Apollo Credit Liquidity Capital Management, LLC	Delaware
Apollo Credit Liquidity CM Executive Carry, L.P.	Delaware
Apollo Credit Liquidity Investor, LLC	Delaware
Apollo Credit Liquidity Management GP, LLC	Delaware
Apollo Credit Liquidity Management, L.P.	Delaware
Apollo Credit Management (CLO), LLC	Delaware
Apollo Credit Management (Senior Loans), LLC	Delaware
Apollo Credit Management, LLC	Delaware
Apollo Credit Opportunity Advisors I, L.P.	Delaware
Apollo Credit Opportunity Advisors II, L.P.	Delaware
Apollo Credit Opportunity CM Executive Carry I, L.P.	Delaware
Apollo Credit Opportunity CM Executive Carry II, L.P.	Delaware
Apollo Credit Opportunity Management, LLC	Delaware
Apollo EPF Administration, Limited	Cayman Islands
Apollo EPF Advisors, L.P.	Cayman Islands
Apollo EPF Capital Management, Limited	Cayman Islands
Apollo EPF Co-Investors (B), L.P.	Cayman Islands
Apollo EPF Management GP, LLC	Delaware
Apollo EPF Management, L.P.	Delaware
Apollo Europe Advisors, L.P.	Cayman Islands
Apollo Europe Capital Management, Ltd	Cayman Islands
Apollo Europe Management, L.P.	Delaware
Apollo Fund Administration IV, L.L.C.	Delaware

Entity Name	Jurisdiction of Organization
Apollo Fund Administration V, L.L.C.	Delaware
Apollo Fund Administration VI, LLC	Delaware
Apollo Fund Administration VII, LLC	Delaware
Apollo Gaucho GenPar, Ltd	Cayman Islands
Apollo Global Real Estate Management GP, LLC	Delaware
Apollo Global Real Estate Management, Asia Pacific Limited	Hong Kong
Apollo Global Real Estate Management, L.P.	Delaware
Apollo India Credit Opportunity Management, LLC	Delaware
Apollo International Management GP, LLC	Delaware
Apollo International Management, L.P.	Delaware
Apollo Investment Administration, LLC	Maryland
Apollo Investment Consulting LLC	Delaware
Apollo Investment Management, L.P.	Delaware
Apollo Laminates Agent, LLC	Delaware
Apollo Life Asset Ltd	Cayman Islands
Apollo Management (AOP) VII, LLC	Delaware
Apollo Management (Germany) VI, LLC	Delaware
Apollo Management (UK) VI, LLC	Delaware
Apollo Management (UK), L.L.C.	Delaware
Apollo Management Advisors GmbH	Germany
Apollo Management GP, LLC	Delaware
Apollo Management Holdings GP, LLC	Delaware
Apollo Management Holdings, L.P.	Delaware
Apollo Management III, L.P.	Delaware
Apollo Management International LLP	United Kingdom
Apollo Management IV, L.P.	Delaware
Apollo Management Singapore Pte Ltd	Singapore
Apollo Management V, L.P.	Delaware
Apollo Management VI, L.P.	Delaware
Apollo Management VII, L.P.	Delaware
Apollo Management, L.P.	Delaware
Apollo Master Fund Administration, LLC	Delaware
Apollo Master Fund Feeder Advisors, L.P.	Delaware
Apollo Master Fund Feeder Management, LLC	Delaware
Apollo Palmetto Advisors, L.P.	Delaware
Apollo Palmetto HFA Advisors, L.P.	Delaware
Apollo Palmetto Management, LLC	Delaware
Apollo Parallel Partners Administration, LLC	Delaware
Apollo Principal Holdings I GP, LLC	Delaware
Apollo Principal Holdings I, L.P.	Delaware
Apollo Principal Holdings II GP, LLC	Delaware
Apollo Principal Holdings II, L.P.	Delaware
Apollo Principal Holdings III GP, Ltd.	Cayman Islands
Apollo Principal Holdings III, L.P.	Cayman Islands
Apollo Principal Holdings IV GP, Ltd.	Cayman Islands
Apollo Principal Holdings IV, L.P.	Cayman Islands
Apollo Principal Holdings IX GP, Ltd.	Cayman Islands
Apollo Principal Holdings IX, L.P.	Cayman Islands
Apollo Principal Holdings V GP, LLC	Delaware
Apollo Principal Holdings V, L.P.	Delaware
Apollo Principal Holdings VI GP, LLC	Delaware
Apollo Principal Holdings VI, L.P.	Delaware
Apollo Principal Holdings VII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VII, L.P.	Cayman Islands
Apollo Principal Holdings VIII GP, Ltd.	Cayman Islands
Apollo Principal Holdings VIII, L.P.	Cayman Islands
Apollo Resolution Servicing GP, LLC	Delaware
Apollo Resolution Servicing, L.P.	Delaware
Apollo SOMA Advisors, L.P.	Delaware
Apollo SOMA Capital Management, LLC	Delaware
Apollo SOMA II Advisors, L.P.	Cayman Islands
Apollo Strategic Advisors, L.P.	Cayman Islands
Apollo Strategic Capital Management, LLC	Delaware
Apollo Strategic Management GP, LLC	Delaware
Apollo Strategic Management, L.P.	Delaware
Apollo SVF Administration, LLC	Delaware
Apollo SVF Advisors, L.P.	Delaware
Apollo SVF Capital Management, LLC	Delaware
Apollo SVF Management GP, LLC	Delaware
Apollo SVF Management, L.P.	Delaware
Apollo Value Administration, LLC	Delaware
Apollo Value Advisors, L.P.	Delaware

Entity Name	Jurisdiction of Organization
Apollo Value Capital Management, LLC	Delaware
Apollo Value Management GP, LLC	Delaware
Apollo Value Management, L.P.	Delaware
Apollo Verwaltungs V GmbH	Germany
Apollo/Artus Management, LLC	Delaware
Athene Asset Management, LLC	Delaware
August Global Management, LLC	Florida
Blue Bird GP, Ltd.	Cayman Islands
CPI Asia G-Fdr General Partner GmbH	Germany
CPI Capital Partners Asia Pacific GP Ltd.	Cayman Islands
CPI Capital Partners Asia Pacific MLP II Ltd.	Cayman Islands
CPI Capital Partners Europe GP Ltd.	Cayman Islands
CPI CCP EU-T Scots GP Ltd.	Scotland
CPI European Carried Interest, L.P.	Delaware
CPI European Fund GP LLC	Delaware
CPI NA Cayman Fund GP, L.P.	Cayman Islands
CPI NA Fund GP LP	Delaware
CPI NA GP LLC	Delaware
CPI NA WT Fund GP LP	Delaware
Financial Credit I Capital Management, LLC	Delaware
Financial Credit Investment Advisors I, L.P.	Cayman Islands
Financial Credit Investment I Manager, LLC	Delaware
Green Bird GP, Ltd.	Cayman Islands
LeverageSource Management, LLC	Delaware
New York Haverly Finance Company GP, LLC	Delaware
Ohio Haverly Finance Company GP, LLC	Delaware
Ohio Haverly Finance Company, L.P.	Delaware
Red Bird GP, Ltd.	Cayman Islands
VC GP C, LLC	Delaware
VC GP, LLC	Delaware